Exhibit 4.1

COMMON STOCK

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
CUSIP 45774N 10 8
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF
INNOPHOS HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.
Dated:
COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A.
BY	TRANSFER AGENT AND REGISTRAR
	AUTHORIZED SIGNATURE	CORPORATE SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICER

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

		UTMA –		Custodian
TEN COM	– as tenants in common		(Cust)		(Minor)
TEN ENT	– as tenants by entireties		under Uniform Transfers to Minors
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		Act
(State)
Additional abbreviations may also be used though not in above list.

For value received             hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.